Exhibit 10.1

CONTRIBUTION, CONVEYANCE AND ASSUMPTION
AGREEMENT

By and Among

EMERGE ENERGY SERVICES LP

EMERGE ENERGY SERVICES GP LLC

EMERGE ENERGY SERVICES HOLDINGS LLC

AEC HOLDINGS LLC

DIRECT FUELS PARTNERS, L.P.

SUPERIOR SILICA HOLDINGS LLC

SUPERIOR SILICA RESOURCES, LLC

EMERGE ENERGY SERVICES OPERATING LLC

INSIGHT EQUITY I LP

INSIGHT EQUITY (TAX EXEMPT) I LP

INSIGHT EQUITY (CAYMAN) I LP

INSIGHT EQUITY (AFFILIATED COINVESTORS) I LP

AND

TED W. BENESKI

Dated as of May 14, 2013

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This Contribution, Conveyance and Assumption Agreement, dated as of May 14, 2013 (this “Agreement”), is by and among Emerge Energy Services LP, a Delaware limited partnership (the “Partnership”), Emerge Energy Services GP LLC, a Delaware limited liability company (the “General Partner”), Emerge Energy Services Holdings LLC, a Delaware limited liability company (“Holdings”), AEC Holdings LLC, a Delaware limited liability company (“AEC”), Direct Fuels Partners, L.P., a Delaware limited partnership (“DF”), Superior Silica Holdings LLC, a Texas limited liability company (“SSH,” and, together with AEC and DF, the “Ownership Group”), Superior Silica Resources LLC, a Texas limited liability company (“SSR”), Emerge Energy Services Operating LLC, a Delaware limited liability company (“OLLC”), the Insight Equity Group (hereinafter defined), and Ted W. Beneski (“Beneski”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Article I.

RECITALS

WHEREAS, the General Partner and SSR have formed the Partnership, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken prior to the date hereof:

1.                                      SSR formed the General Partner under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed to the General Partner $1,000 in exchange for all of the limited liability company interests in the General Partner.

2.                                      The General Partner and SSR formed the Partnership under the terms of the Delaware LP Act and contributed to the Partnership $40 and $1960, respectively, in exchange for a 2.0% general partner interest and a 98.0% limited partner interest, respectively, in the Partnership (the “Initial Partnership Interest”).

3.                                      The Partnership formed OLLC under the terms of the Delaware LLC Act and contributed to OLLC $1,000 in exchange for all of the limited liability company interests in OLLC.

4.                                      SSH formed Holdings under the terms of the Delaware LLC Act and contributed to Holdings $1,000 in exchange for all of the limited liability company interests in Holdings.

5.                                      Insight Equity Acquisition Partners, LP filed a certificate of conversion under the Delaware LLC Act and converted to a Delaware limited liability company named Direct Fuels LLC. Direct Fuels OLP GP, LLC and DF were issued a 0.001%

limited liability company interest and 99.999% limited liability company interest in Direct Fuels, respectively.

6.                                      Direct Fuels OLP GP, LLC merged with and into DF under the applicable Delaware statutes, with DF as the surviving entity.

WHEREAS, the members or partners of the Parties have taken all partnership and limited liability company action, as the case may be, required to approve the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

The terms set forth below in this Article I shall have the meanings ascribed to them below or in the part of this Agreement referred to below:

“AEC” has the meaning assigned to such term in the preamble.

“AEC Contribution Interest” means 100% of the ownership interest in Allied Energy.

“AEC Existing Debt” means all outstanding indebtedness under AEC’s term loan facility and revolving credit facility as of the Effective Time.

“AEC Resources” means AEC Resources LLC, a Texas limited liability company.

“Agreement” has the meaning assigned to such term in the preamble.

“Allied Energy” means Allied Energy Company, an Alabama limited liability company.

“Allied Energy Operating Agreement” means the Operating Agreement of Allied Energy, dated as of May 26, 2008.

“Bank Group Notes” means an aggregate $4.7 million of notes issued by Insight Equity I LP to Citibank, N.A., Comerica Bank and Aliant Bank.

“Beneski” has the meaning assigned to such term in the preamble.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Units” has the meaning assigned to such term in the Partnership Agreement.

“Delaware LLC Act” has the meaning assigned to such term in the recitals.

“Delaware LP Act” has the meaning assigned to such term in the recitals.

“DF” has the meaning assigned to such term in the preamble.

“DF Contribution Interest” means 100% of the ownership interests of Direct Fuels.

“DF Credit Facility” means the Revolving Credit, Term Loan and Security Agreement, dated as of November 18, 2010, between Direct Fuels and PNC Bank, National Association, as amended to the Effective Time.

“DF Debt Distribution Amount” means a cash payment of $22.2 million sourced to the MLP Credit Facility.

“Direct Fuels” means Direct Fuels LLC, a Delaware limited liability company.

“Direct Fuels LLC Agreement” has the meaning set forth in Section 2.11.

“Direct Fuels Working Capital Distribution” means the working capital assets (cash and accounts receivable) of Direct Fuels, which is estimated to be $11.5 million (comprised of $1.5 million in cash and $10.0 million in receivables).

“Effective Time” means immediately prior to the closing of the initial public offering of Common Units of the Partnership pursuant to the Underwriting Agreement.

“General Partner” has the meaning assigned to such term in the preamble.

“GP Agreement” means the Amended and Restated Limited Liability Company Agreement of Emerge Energy Services GP LLC, dated as of May 14, 2013.

“GP Interest” means 100% of the ownership interest in the General Partner.

“Initial Partnership Interest” has the meaning assigned to such term in the recitals.

“Holdings” has the meaning assigned to such term in the preamble.

“Holdings Interest” means 100% of the limited liability company interests of Holdings.

“Holdings LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Emerge Energy Services Holdings LLC, dated as of May 14, 2013.

“Insight Equity Group” means Insight Equity I LP, Insight Equity (Tax-Exempt) I LP, Insight Equity (Cayman) I LP and Insight Equity (Affiliated Coinvestors) I LP.

“Insight Equity Group Division” means Insight Equity I LP purchases a 30.2658% limited liability company interest, Insight Equity (Tax-Exempt) I LP purchases a 33.0044% limited liability company interest, Insight Equity (Cayman) I LP purchases a 8.6278% limited liability company interest and Insight Equity (Affiliated Coinvestors) I LP purchases a 8.1020% limited liability company interest in Holdings from SSH for $302.66, $330.04, $86.28 and $81.02, respectively.

“Insight Equity I LP” means Insight Equity I LP, a Delaware limited liability partnership.

“LBC” has the meaning set forth in Section 3.2.

“MLP Credit Facility” means the Revolving Credit, Term Loan and Security Agreement between the OLLC and PNC Bank, National Association, to be entered into as of May 14, 2013.

“OLLC” has the meaning assigned to such term in the preamble.

“Original GP Agreement” means the Limited Liability Company Agreement of the General Partner, dated as of April 27, 2012, as amended.

“Ownership Group” has the meaning assigned to such term in the preamble.

“Over-Allotment Option” means the option granted to the Underwriters under the Underwriting Agreement to purchase up to 1,125,000 Common Units of the Partnership for thirty days after the Effective Time to cover over-allotments in the sale of Common Units under the Underwriting Agreement.

“Party” and “Parties” has the meaning assigned to such term in the preamble.

“Partnership” has the meaning assigned to such term in the preamble.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of Emerge Energy Services LP, dated as of the Effective Time.

“Partnership Contribution” has the meaning assigned to it in Section 2.21.

“Registration Statement” means the Registration Statement on Form S-1 filed with the Commission (Registration No. 333-187487), as amended and effective at the Effective Time.

“Second Lien Credit Agreement” has the meaning set forth in Section 2.19.

“SSH” has the meaning assigned to such term in the preamble.

“SSH Contribution Interest” means 100% of the membership interests in SSS.

“SSH Debt Distribution Amount” means a cash payment of $17.0 million sourced to the MLP Credit Facility.

“SSR” has the meaning assigned to such term in the preamble.

“SSS” means Superior Silica Sands LLC, a Texas limited liability company.

“SSS Company Agreement” means the Company Agreement of SSS, dated as of June 5, 2008, as amended to the date hereof.

“Structuring Fee” means a fee for certain advisory services equal to 0.75% of the gross proceeds of the sale of Common Units pursuant to the Underwriting Agreement, including pursuant to any exercise of the Over-Allotment Option.

“Treasury Regulation” means the United States Treasury regulations promulgated under the Code.

“Underwriters” means those underwriters listed on Schedule I to the Underwriting Agreement.

“Underwriting Agreement” means that certain Underwriting Agreement by and among Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and J.P. Morgan Securities LLC, as representatives of the Underwriters, the General Partner, the Partnership and OLLC dated as of May 8, 2013.

ARTICLE II
CONTRIBUTION, ACKNOWLEDGEMENTS AND DISTRIBUTIONS

The following shall be completed immediately following the Effective Time in the order set forth herein:

Section 2.1                                   Distribution by Direct Fuels to DF. Direct Fuels hereby pays to DF the Direct Fuels Working Capital Distribution.

Section 2.2                                   Conveyance by SSR of the GP Interest to SSH. SSR hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to SSH all right, title and interest in and to the GP Interest. Notwithstanding anything in the Original GP Agreement to the contrary (i) SSH is hereby admitted to the General Partner as a member of the General Partner and agrees that it is bound by the Original GP Agreement as a member of General Partner, (ii) SSR hereby ceases to be a member of the General Partner immediately following SSH’s admission as described in (i), and (iii) the General Partner hereby continues without dissolution.

Section 2.3                                   Conveyance by SSH of the GP Interest to Holdings. SSH hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Holdings all right, title and interest in and to the GP Interest. Notwithstanding anything in the Original GP Agreement to the contrary (i) Holdings is hereby admitted to the General Partner as a member of the General Partner and agrees that it is bound by the Original GP Agreement as a member of the General Partner, (ii) SSH hereby ceases to be a member of the General Partner immediately following Holdings’ admission as described in (i), and (iii) the General Partner hereby continues without dissolution.

Section 2.4                                   Purchase by the Insight Equity Group of Interests in Holdings. SSH hereby sells, grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Insight Equity Group all right, title and interest in and to eighty percent (80%) of the Holdings Interest in return for $800, such payment and such Holdings Interest is divided among the members of the Insight Equity Group pursuant to the Insight Equity Group Division. Notwithstanding anything in the Holdings LLC Agreement to the contrary (i) each member of the Insight Equity Group is hereby admitted to Holdings as a member of Holdings and agrees that it is bound by the Holdings LLC Agreement as a member of Holdings, and (ii) Holdings hereby continues without dissolution.

Section 2.5                                   Purchase by Beneski of Interests in Holdings. SSH hereby sells, grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Beneski all right, title and interest in and to twenty percent (20%) of the Holdings Interest in return for $200. Notwithstanding anything in the Holdings LLC Agreement to the contrary (i) Beneski is hereby admitted to Holdings as a member of Holdings and agrees that he is bound by the Holdings LLC Agreement as a member of Holdings, (ii) SSH hereby ceases to be a member of Holdings immediately following Beneski’s admission as described in (i), and (iii) Holdings hereby continues without dissolution.

Section 2.6                                   Execution of the GP Agreement. Holdings hereby executes and delivers the GP Agreement.

Section 2.7                                   Execution of the Partnership Agreement. The General Partner and SSR hereby execute and deliver the Partnership Agreement.

Section 2.8                                   Conversion of General Partner Interest. The General Partner acknowledges the automatic conversion of the GP Interest to a 0%, non-economic interest in the Partnership.

Section 2.9                                   Contribution by SSH of the SSH Contribution Interest to the Partnership. SSH hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership all right, title and interest in and to the SSH Contribution Interest, as a capital contribution, in exchange for (i) up to 11,204,765 Common Units representing a 48.3% limited partner interest in the Partnership and (ii) the right to receive the SSH Debt Distribution Amount, all of which will be used to reimburse SSH for certain capital expenditures it incurred with respect to the assets of SSS pursuant to Treasury Regulation Section 1.707-4(d). The Partnership hereby (A) accepts such SSH Contribution Interest as a contribution to the capital of the Partnership, (B) undertakes to pay the SSH Debt Distribution Amount to SSH promptly after borrowing such funds under the MLP Credit Facility. Notwithstanding anything in the SSS Company Agreement, to the contrary, (i) SSH hereby ceases to be a member of SSS and (ii) SSS hereby continues without dissolution with the Partnership as the sole member of SSS.

Section 2.10                            Contribution by AEC of the AEC Contribution Interest to the Partnership and Assumption of AEC Existing Debt by the Partnership. AEC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership all right, title and interest in and to the AEC Contribution Interest, as a capital contribution, in exchange for (i) up to 1,162,132 Common Units representing a 5.0% limited partner interest in the Partnership and (ii) the assumption of the AEC Existing Debt by the Partnership. The Partnership hereby (A) accepts such AEC Contribution Interest as a contribution to the capital of the Partnership and (B) assumes the AEC Existing Debt as a primary obligation and liability of the Partnership. Notwithstanding anything in the Allied Energy Operating Agreement to the contrary, (i) AEC hereby ceases to be a member of Allied Energy and (ii) Allied Energy hereby continues without dissolution with the Partnership as the sole member of Allied Energy.

Section 2.11                            Contribution by DF of the DF Contribution Interest to the Partnership. DF hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership all right, title and interest in and to the DF Contribution Interest, as a capital contribution, in exchange for (i) up to 3,223,658 Common Units representing a 13.9% limited partner interest in the Partnership, (ii) the right to receive the DF Debt Distribution Amount, a portion of which will be used to reimburse DF for certain capital expenditures it incurred with respect to the assets of Direct Fuels pursuant to Treasury Regulation Section 1.704-4(d). The Partnership hereby (A) accepts such DF Contribution Interest as a contribution to the capital of the Partnership, and (B) agrees to pay the DF Debt Distribution Amount to DF promptly after borrowing such funds under the MLP Credit Facility. Notwithstanding anything in the Limited Liability Company Agreement of Direct Fuels LLC, dated as of May 10, 2013 (the “Direct Fuels LLC Agreement”), to the contrary, (i) the Partnership is hereby admitted to Direct Fuels as a member of Direct Fuels and agrees that it is bound by the Direct Fuels LLC Agreement as a member of Direct Fuels, (ii) DF hereby ceases to be a member of Direct Fuels immediately following the Partnership’s admission as described in (i), and (iii) Direct Fuels hereby continues without dissolution with the Partnership as the sole member of Direct Fuels.

Section 2.12                            Public Cash Contribution. The Parties acknowledge that the public has, through the Underwriters and pursuant to the Underwriting Agreement, made a capital contribution to the Partnership of approximately $127.5 million in cash ($118.9 million net to the Partnership after deducting the underwriting discounts and commissions of $7.7 million and the Structuring Fee) in exchange for the issuance by the Partnership to the Underwriters of 7,500,000 Common Units, representing a 32.3% limited partner interest in the Partnership.

Section 2.13                            Payment of Transaction Costs. The Parties acknowledge the payment by the Partnership of transaction expenses in the amount of approximately $10.8 million.

Section 2.14                            Contribution to SSS. The Partnership hereby contributes $32.3 million to SSS as a capital contribution.

Section 2.15                            Contribution to Direct Fuels. The Partnership hereby contributes $21.7 million to Direct Fuels as a capital contribution.

Section 2.16                            Payment of Management Equity Awards. The Partnership hereby pays $8.9 million as cash-based compensation awards to certain members of senior management of SSS, AEC and DF.

Section 2.17                            Repayment of Existing Debt by the Partnership. The Partnership hereby agrees to pay the AEC Existing Debt.

Section 2.18                            Contribution by the Partnership to OLLC. The Partnership hereby contributes $11.5 million to the OLLC as a capital contribution, which amount will be used to replenish the working capital and provide funds to repay any outstanding accounts payable.

Section 2.19                            Payment of SSS Debt. SSS hereby agrees to repay (i) $27.0 million of outstanding borrowings under the Third Amended and Restated Credit Agreement, dated as of September 7, 2012, among SSS, SSH, LBC Credit Partners, L.P., and the lenders named therein (the “Second Lien Credit Agreement”), and (ii) all amounts outstanding under the First Amended and Restated Credit Agreement, dated as of September 7, 2012, among SSS, SSH, Superior Silica Credit LLC and the lenders named therein ($5.3 million).

Section 2.20                            Payment of DF Debt. DF hereby agrees to repay all of the DF Credit Facility.

Section 2.21                            Contribution by Partnership of its 100% Limited Liability Company Interest in SSS, Allied Energy and Direct Fuels to OLLC. (i) The Partnership hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to OLLC all right, title and interest in and to its 100% limited liability company interest in each of SSS, Allied Energy and Direct Fuels as a capital contribution, and OLLC hereby accepts the 100% limited liability company interest in each of SSS, Allied Energy and Direct Fuels (the “Partnership Contribution”). Notwithstanding anything in the SSS Company Agreement, the Allied Energy Operating Agreement, or the Direct Fuels LLC Agreement to the contrary, as applicable, pursuant to the Partnership Contribution, (i) OLLC is hereby admitted as a member of each of SSS, Allied Energy and Direct Fuels and agrees that it is bound by the SSS Company Agreement, the Allied Energy Operating Agreement and the Direct Fuels Agreement, respectively, (ii) the Partnership hereby ceases to be a member of each of SSS, Allied Energy and Direct Fuels immediately following OLLC’s admission to each as described in clause (i), and (iii) each of SSS, Allied Energy and Direct Fuels hereby continues without dissolution with OLLC as sole member of each.

Section 2.22                            Entry into MLP Credit Facility. The Partnership hereby agrees to enter into the MLP Credit Facility.

Section 2.23                            Uses of MLP Credit Facility Borrowings. The Partnership hereby agrees to borrow $112.1 million under the MLP Credit Facility and use such borrowings to (a) repay all remaining borrowings outstanding under the First Lien Credit Agreement, dated as of September 7, 2012, among SSS, SSH, Wells Fargo Securities, LLC, and the lenders named therein ($54.8 million), (b) repay all remaining borrowings outstanding under the Second Lien Credit Agreement ($18.2 million), (c) pay $17.0 million to SSH, all of which is in satisfaction of SSH’s right to the SSH Debt Distribution Amount, all of which is in reimbursement of capital expenditures incurred with respect to the contributed assets, and (d) pay $22.2 million to DF, in satisfaction of the remainder of DF’s right to the DF Debt Distribution Amount, a portion of which is in reimbursement of capital expenditures incurred with respect to the contributed assets.

Section 2.24                            Redemption of SSR’s Initial Limited Partner Interests. For and in consideration of the payment by the Partnership of $1,960 to SSR as a refund of its initial capital contribution to the Partnership, along with 98.0% of any interest or profit that resulted from the investment or other use of such capital contribution, the Partnership hereby redeems all of the initial limited partner interests of SSR.

ARTICLE III
ADDITIONAL TRANSACTIONS

Section 3.1                                   Over-Allotment Option. If the Over-Allotment Option is exercised in whole or in part, the Underwriters will contribute additional cash (less the amount of underwriting discounts and commissions and applicable Structuring Fee) to the Partnership in exchange for up to an additional 1,125,000 Common Units on the basis of the initial public offering price per Common Unit set forth in the final prospectus included in the Registration Statement. The Partnership shall then distribute the additional cash as follows: 20.5% to DF, 72.1% to SSH, and 7.4% to AEC. If any Common Units available to the Underwriters under the Over-Allotment Option are not purchased by the Underwriters, the Partnership shall issue those remaining Common Units on a deferred basis as follows: 20.5% to DF, 72.1% to SSH and 7.4% to AEC.

Section 3.2                                   Distribution to SSH Owners. SSH hereby distributes (a) 8,722,802 Common Units and $13.2 million in cash to SSR; and (b) 1,680,078 Common Units and $3.8 million in cash to LBC Sub V, LLC (“LBC”). After the Over-Allotment Option is exercised in whole or in part, SSH agrees to distribute the cash received to SSR and LBC, pro rata in accordance with their ownership interest in SSH. If any Common Units available to the Underwriters under the Over-Allotment Option are not purchased by the Underwriters, upon the expiration of the Over-Allotment Option SSH agrees to distribute any Common Units received to SSR and LBC, pro rata in accordance with their ownership interest in SSH.

Section 3.3                                   Repayment of Bank Group Notes. SSR hereby (on behalf of Insight Equity I LP) repays the Bank Group Notes with $4.7 million plus accrued interest.

Section 3.4                                   Distribution to AEC Owners. AEC hereby distributes (a) 959,077 Common Units to AEC Resources and (b) 119,885 Common Units to Bart Rice. After the Over-Allotment Option is exercised in whole or in part, AEC agrees to distribute the cash received to AEC Resources and Bart Rice, pro rata in accordance with their ownership interest in AEC. If any Common Units available to the Underwriters under the Over-Allotment Option are not purchased by the Underwriters, upon the expiration of the Over-Allotment Option AEC agrees to distribute any Common Units received to AEC Resources and Bart Rice, pro rata in accordance with their ownership interest in AEC.

Section 3.5                                   SSR True Up. The Partnership hereby issues to SSR 119,885 Common Units in exchange for a capital contribution of $2.0 million.

ARTICLE IV
FURTHER ASSURANCES

From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (ii) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (iii) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE V
EFFECTIVE TIME

Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article II of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article II of this Agreement shall be effective and operative in accordance with Article VI, without further action by any Party hereto.

ARTICLE VI
MISCELLANEOUS

Section 6.1                                   Order of Completion of Transactions. The transactions provided for in Article II and Article III of this Agreement shall be completed immediately following the Effective Time in the following order:  first, the transactions provided for in Article II shall be completed in the order set forth therein; and second, following the completion of the transactions provided for in Article II, the transactions provided for in Article III shall be completed.

Section 6.2                                   Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 6.3                                   Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns..

Section 6.4                                   Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 6.5                                   Choice of Law. This Agreement shall be subject to and governed by the laws of the state of Delaware. Each Party hereby submits to the jurisdiction of the state and federal courts in the state of Texas and to venue in the state and federal courts in Dallas County, Texas.

Section 6.6                                   Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provisions or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 6.7                                   Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 6.8                                   Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

Section 6.9                                   Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.

EMERGE ENERGY SERVICES GP LLC

	By:	/s/ Rick Shearer
Name: Rick Shearer
Title: Chief Executive Officer

EMERGE ENERGY SERVICES LP

By:	EMERGE ENERGY SERVICES GP, LLC
its general partner

	By:	/s/ Rick Shearer
Name: Rick Shearer
Title: Chief Executive Officer

AEC HOLDINGS LLC

	By:	/s/ Victor L. Vescovo
Name: Victor L. Vescovo
Title: Chairman of the Board

DIRECT FUELS PARTNERS, L.P.

By:	Direct Fuels Holdings, LP
its general partner

By:	Direct Fuels GP, LLC,
its general Partner

	By:	/s/ Ted W. Benski
Name: Ted W. Beneski
Title: Chairman of the Board

SUPERIOR SILICA HOLDINGS LLC

	By:	/s/ Ted W. Benski
Name: Ted W. Beneski
Title: Chairman of the Board

Signature Page to Contribution, Conveyance and Assumption Agreement

SUPERIOR SILICA RESOURCES LLC

	By:	/s/ Ted W. Beneski
Name: Ted W. Beneski
Title: Chairman of the Board

EMERGE ENERGY SERVICES OPERATING LLC

	By:	Rick Shearer
Name: Rick Shearer
Title: Chief Executive Officer

EMERGE ENERGY SERVICES HOLDINGS LLC

By:	Superior Silica Holdings LLC
its sole member

	By:	/s/ Ted W. Beneski
Name: Ted W. Beneski
Title: Chairman of the Board

INSIGHT EQUITY I LP

By:	Insight Equity GP I LP,
its general partner

By:	Insight Equity Holdings I LLC,
its general partner

	By:	/s/ Ted W. Beneski
Name: Ted W. Beneski
Title: Chief Executive Officer & Managing Partner

INSIGHT EQUITY (TAX EXEMPT) I LP

By:	Insight Equity GP I LP,
its general partner

By:	Insight Equity Holdings I LLC,
its general partner

	By:	/s/ Ted W. Beneski
Name: Ted W. Beneski
Title: Chief Executive Officer & Managing Partner

Signature Page to Contribution, Conveyance and Assumption Agreement

INSIGHT EQUITY (CAYMAN) I LP

By:	Insight Equity (Cayman) GP I Ltd.,
its general partner

	By:	/s/ Ted W. Beneski
Name: Ted W. Beneski
Title: Chief Executive Officer & Managing Partner

INSIGHT EQUITY (AFFILIATED COINVESTORS) I LP

By:	Insight Equity (Affiliated Coinvestors) GP I LLC,
its general partner

	By:	/s/ Ted W. Beneski
Name: Ted W. Beneski
Title: Chief Executive Officer & Managing Partner

/s/ Ted W. Beneski
TED BENESKI

Signature Page to Contribution, Conveyance and Assumption Agreement